SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
    ------------------------------------------------------------------------
                                of 1934 (Amendment No. )
                                ------------------------


Filed by Registrant [x]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12


                             REDWOOD EMPIRE BANCORP
                             ----------------------
                (Name of Registrant as Specified In Its Charter)
                ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

               Payment of Filing Fee (check the appropriate box):

[x]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1)  Title of each class of securities to which transaction applies:

       2)  Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       4)  Proposed maximum aggregate value of transaction:

       5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any  part of  the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       1)  Amount Previously Paid:

       2)  Form, Schedule or Registration Statement No.:

       3)  Filing Party:

       4)  Date Filed:

                             REDWOOD EMPIRE BANCORP
                              111 Santa Rosa Avenue
                          Santa Rosa, California 95404

                    Notice of Annual Meeting of Shareholders

                                  May 15, 2001

TO THE SHAREHOLDERS OF REDWOOD EMPIRE BANCORP:

     The 2001 Annual Meeting of Shareholders of Redwood Empire Bancorp ("Redwood") will be held in the Nagasawa Room of the Sonoma County Hilton, 3555 Round Barn Boulevard, Santa Rosa, California, at 4:00 p.m. on May 15, 2001, for the following purposes:

1. Election of Directors. To elect a Board of five Directors to serve for the ensuing year.

2.   Stock Option Plan.  To approve the adoption of the Redwood  Empire  Bancorp
     2001    Stock     Option    Plan    as     described     in    the    Proxy
     Statement.

3.   Ratification  of  Independent   Auditors.  To  ratify  the  appointment  of
     Crowe-Chizek as independent certified accountants to audit Redwood's financial statements for the fiscal year ending December 31, 2001.

4. Other Business. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Only holders of Common Stock of record as of the close of business on April 10, 2001 will be entitled to vote at the meeting or any adjournment thereof.


                                 By Order of the Board of Directors


                                 Marta J. Idica
                                 Corporate Secretary

Dated:  April 13, 2001

YOU ARE URGED TO VOTE IN FAVOR OF MANAGEMENT'S PROPOSALS BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY REDWOOD'S BOARD OF DIRECTORS. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY NOTIFYING THE SECRETARY OF REDWOOD IN WRITING OF SUCH REVOCATION, BY FILING A DULY-EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING IN PERSON AND VOTING BY BALLOT.

                             REDWOOD EMPIRE BANCORP

                              111 Santa Rosa Avenue

                          Santa Rosa, California 95404


                                 PROXY STATEMENT

                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                                  May 15, 2001

                                  INTRODUCTION


     This Proxy Statement is furnished in connection with the solicitation of proxies for use at the 2001 Annual Meeting of Shareholders (the "Annual Meeting") of Redwood Empire Bancorp ("Redwood" and, including its subsidiaries, the "Company") to be held in the Nagasawa Room of the Sonoma County Hilton, 3555 Round Barn Boulevard, Santa Rosa, California, at 4:00 p.m. on May 15, 2001, and at any and all adjournments thereof.


     It is anticipated that this Proxy Statement and the accompanying Notice and form of proxy will be mailed to shareholders eligible to receive notice of and vote at the Annual Meeting on or about April 13, 2001.


Revocability of Proxies.
------------------------


     A form of proxy for voting your shares at the Annual Meeting is enclosed. Any shareholder who executes and delivers such proxy has the right to, and may, revoke it at any time before it is exercised by filing with the Secretary of Redwood an instrument revoking it or a duly executed proxy bearing a later date. In addition, if the person executing a proxy is present at the Annual Meeting and elects to vote in person, the powers of the proxy holders will be superseded as to those Proposals on which the shareholder actually votes at the Annual Meeting.

Persons Making the Solicitation.
--------------------------------

This solicitation of proxies is being made by Redwood's Board of Directors. The expenses of preparing, assembling, printing, and mailing this Proxy Statement and the materials used in the solicitation of proxies for the Annual Meeting will be paid by the Company. It is contemplated that proxies will be solicited principally through the use of the mails and by officers, directors, and employees of the Company and its subsidiary, National Bank of the Redwoods ("NBR"), who may solicit proxies personally or by telephone without receiving special compensation therefor. The Company will reimburse banks, brokerage houses and other custodians, nominees, and fiduciaries for their reasonable expenses in forwarding these proxy materials to shareholders whose stock in Redwood is held of record by such entities. In addition, the Company may use the services of individuals or companies it does not regularly employ in connection with this solicitation of proxies if management determines it to be advisable.



                                VOTING SECURITIES


     There were issued and outstanding 2,474,925 shares of Redwood's common stock (the "Common Stock") on April 10, 2001, which date has been fixed as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). A majority of the shares of Common Stock entitled to vote, present in person or by proxy, constitutes a quorum.


     All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Regarding the election of directors (Proposal No. 1), shareholders may vote in favor of all nominees, withhold their votes as to all nominees, or withhold their votes as to specific nominees by following the instructions on the enclosed proxy card. With respect to approval of the adoption of the Redwood Empire Bancorp 2001 Stock Option Plan (Proposal No. 2), shareholders may vote in favor of or against the proposal, or may abstain from voting, by specifying their choice as indicted on the enclosed proxy card. With respect to the ratification of Crowe Chizek to serve as the Company's independent auditors for the 2001 fiscal year (Proposal No. 3), shareholders may vote in favor of or against the proposal, or may abstain from voting, by specifying their choice as indicated on the enclosed proxy card. If no specific instructions are given with respect to any matter to be voted on, the shares represented by a signed proxy will be voted FOR the election of the Board's nominees, FOR approval of the adoption of 2001 Stock Option Plan, and FOR the ratification of Crowe Chizek as independent auditors.


     Directors will be elected by a plurality of the votes cast by the holders of Redwood's Common Stock voting in person or by proxy at the Annual Meeting. Approval of the adoption of the 2001 Stock Option Plan will require the affirmative vote of the holders of a majority of the shares of Common Stock voting on such plan in person or by proxy at the Annual Meeting. Ratification of the appointment of Crowe Chizek as independent auditors will require the affirmative vote of the holders of a majority of the shares of Common Stock voting on such appointment in person or by proxy at the Annual Meeting. Abstentions, although they will be counted in determining whether a quorum is present, will have the same effect as negative votes. Similarly, while broker non-votes are counted towards a quorum, they are not counted for determining whether a matter has been approved and thus have the same effect as negative votes.


     On any matter submitted to the vote of the shareholders, other than the election of directors, each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock held of record as of the Record Date. In connection with the election of directors, shares may be voted cumulatively, but only for persons whose names have been placed in nomination prior to the voting for the election of directors and only if a shareholder present at the Annual Meeting gives notice at the Annual Meeting, prior to such voting, of his or her intention to vote cumulatively. Notice of intention to vote cumulatively may not be given by simply marking and returning a proxy. If any Company shareholder gives such notice, then all shareholders eligible to vote will be entitled to cumulate their votes in voting for the election of directors. Cumulative voting allows a shareholder to cast a number of votes equal to the number of shares held in his or her name, as of the Record Date, multiplied by the number of directors to be elected. All of these votes may be cast for any one nominee or they may be distributed among as many nominees as the shareholder thinks fit. The nominees receiving the highest number of votes, up to the number of directors to be elected, will be elected.


     If one of Redwood's shareholders gives notice of intention to vote cumulatively, the persons holding the proxies solicited by the Board of Directors will exercise their cumulative voting rights, at their discretion, to vote the shares they hold in such a way as to ensure the election of as many of the Board's nominees as they deem possible. This discretion and authority of the proxy holders may be withheld by checking the box on the proxy card marked "withhold from all nominees." However, such an instruction will also deny the proxy holders the authority to vote for any or all of the nominees of the Board of Directors, even if cumulative voting is not called for at the Annual Meeting. Checking the box on the proxy card marked "withhold from all nominees" will not prevent the proxy holders from voting, at their discretion, for any other person whose name may be properly placed in nomination at the Annual Meeting.


     A shareholder may choose to withhold from the proxy holders the authority to vote for any of the individual candidates nominated by the Board of Directors by marking the appropriate box on the proxy card and striking out the names of the disfavored candidates as they appear on the proxy card. In that event, the proxy holders will not cast any of the shareholder's votes for candidates whose names have been crossed out, whether or not cumulative voting is called for at the Annual Meeting, but will retain the authority to vote for the candidates nominated by the Board of Directors whose names have not been struck out and for any candidates who may be properly nominated at the Annual Meeting. If a shareholder wishes to specify the manner in which his or her votes are allocated in the event of cumulative voting, he or she must appear and vote in person at the Annual Meeting. Ballots will be available at the Annual Meeting for persons desiring to vote in person.

     All votes will be tabulated by the Company's tabulating agent, Mellon Investor Services LLC. A representative of Mellon Investor Services LLC will be in attendance at the Annual Meeting in order to receive any votes cast at that time.





         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


Security Ownership of Certain Beneficial Owners.
------------------------------------------------


     Management of the Company knows of no person who beneficially owns, directly or indirectly, more than five percent of the outstanding shares of Redwood's Common Stock, except as set forth in the following table. Unless otherwise indicated, the persons listed have sole voting and investment power over the shares beneficially owned. Such information is presented as of March 31, 2001.


              Name and Address of                           Amount and Nature of             Percent
               Beneficial Owner                              Beneficial Ownership            of Class
               ----------------                              --------------------            --------

         Mr. B. John Barry                                  562,334 shares (1)             22.72 (3)
         1128 Red Mountain Road
         Aspen, CO 81611

         Kennedy Capital Management, Inc.                   282,200 shares (2)             11.40 (3)
         10829 Olive Boulevard
         St. Louis, MO  63141

----------------------------

(1) Based on information reported by Mr. Barry in a Schedule 13D filed with the Securities and Exchange Commission, on December 21, 1999, reflecting ownership data as of December 21, 1999.

(2) Based on information reported by Kennedy Capital Management, Inc. (Kennedy) in a Schedule 13G filed with the Securities and Exchange Commission, on February 14, 2001, reflecting ownership data as of December 31, 2000. However, based on recent conversations with Kennedy, the Company has received verbal representations from Kennedy that Kennedy did not, as of March 31, 2001, own 5% or more of the Company's outstanding Common Stock.

(3) Such percentage is calculated by dividing the number of shares listed above by the Company's total outstanding shares as of March 31, 2001.


Security Ownership of Management.
---------------------------------


     The following table sets forth, as of March 31, 2001, the number and percentage of shares of Redwood's outstanding Common Stock which are beneficially owned, directly or indirectly, by (a) each of Redwood's directors and nominees for director, (b) the Chief Executive Officer of Redwood and the Company's only other executive officer (the "named executive officers"), and (c) Redwood's directors and the named executive officers as a group. The Company identifies as its executive officers the Chief Executive Officer and Chief Operating Officer. The shares

"beneficially owned" are determined under Securities and Exchange Commission Rules and do not necessarily indicate ownership for any other purpose. In general, beneficial ownership includes shares over which the indicated person has sole or shared voting or investment power and shares which he has the right to acquire within 60 days of March 31, 2001. Unless otherwise indicated, the persons listed have sole voting and investment power over the shares beneficially owned. Management is not aware of any arrangements which may, at a subsequent date, result in a change of control of the Company.


                                        Number of      Shares That May
                                         Company         Be Acquired
                                          Shares      Within 60 Days By
                                       Beneficially      Exercise of                       Percent of
                                          Owned            Options            Total        Class (1)
                                          -----            -------            -----        ---------
James E. Beckwith                             ---          23,000              23,000             *
Richard I. Colombini (2)                   33,142          10,621              43,763          1.76
Robert D. Cook                              2,000          11,250              13,250             *
Margie L. Handley                           6,319           1,500               7,819             *
Dana R. Johnson                               400             ---                 400             *
Patrick W. Kilkenny                        20,645          44,955              65,600          2.60
Patricia "Padi" Selwyn                      1,000           1,500               2,500             *
Gregory J. Smith                              600             ---                 600             *
William B. Stevenson                          500          16,250              16,750             *
Directors, Nominees and
  Executive Officers as a
  Group  (9 persons)                       64,606         109,076             173,682          6.72
-------------

* Represents less then one percent of the outstanding shares.

(1) The percentage for each individual (and for the group) is calculated by dividing (i) the number of Redwood shares beneficially owned (including shares that could be obtained through the exercise of options within 60 days after March 31, 2001) by (ii) the number of Redwood shares outstanding on March 31, 2001 plus, in each case, the number of shares which the individual (or group) could obtain through the exercise of options within 60 after March 31, 2001.

(2)  Mr. Colombini has shared voting and investment powers as to 484 shares.

                      PROPOSAL NO. 1: ELECTION OF DIRECTORS

Nominees.
---------


     Redwood's directors are elected annually to serve until the next Annual Meeting of Shareholders and until their respective successors have been elected. All of the nominees listed below have served as directors since Redwood's last Annual Meeting of Shareholders in May of 2000.


     Redwood's Bylaws provide that the number of directors of Redwood may not be less than five (5) nor more than nine (9) unless changed by an amendment to the Bylaws adopted by Redwood's shareholders. The exact number of directors within that range may be set by the Board.


     The persons named below will be nominated for election as directors at the Annual Meeting to serve until the 2002 Annual Meeting of Shareholders and until their successors have been duly elected. Unless otherwise instructed, proxy holders will vote the proxies received by them for the election of the nominees below (or as many thereof as possible under the rules of cumulative voting). In the event that any of the nominees should be unable to serve as a director, it is intended that the proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees named below will be unable to serve if elected. Additional nominations for director may only be made by complying with the nomination procedures which are described under the heading "Shareholder Proposals and Nominations" at the end of this proxy Statement.


     The following table sets forth the names of, and certain information concerning, the persons to be nominated by the Board of Directors for election as directors of Redwood.


                                        Year First
                                        Appointed                               Principal Occupation
Name and Title                  Age      Director                              During Past Five Years
--------------                  ---      --------                              ----------------------

Robert D. Cook                  71       1996           President  and  CEO of R.  D.  Cook  Management  Corporation,  a
    Director                                            financial  and  business   consulting  firm.   Director  of  the
                                                        Company  and  NBR  since 1996.

Dana R. Johnson                 41       1999           President  of  MidAmerica  Capital  Partners,  LLC,  St.  Paul,
    Director                                            Minnesota,  an asset management  firm. Chief Financial  Officer of Pinnacle Bancorp,  Inc., a financial services company,  from
                                                        1995 to 1999.  Appointed as Director to the Company in 1999.

Patrick W. Kilkenny             54       1995           Director,  Chief Executive  Officer,  and President since 1995.
    Director, Chief Executive                           Chairman  of the  Board  of NBR  from  1994  to  1997;  CEO and
    Officer, and President                              Director of NBR since 1984.  Director of the Company  from 1988 to 1993 and re-appointed in 1995.

Gregory J. Smith                50       1999           Managing Principal of LarsonAllen Financial,  LLC, an affiliate
    Director and                                        of Larson, Allen, Weishair & Co., LLP, Minneapolis,  Minnesota,
     Chairman of the                                    a professional  service firm.  President of MidAmerica  Capital
     Board                                              Partners,  LLC from 1981 to 1999.  Appointed as Director to the
                                                        Company in 1999.

William B. Stevenson            70       1995           Principal,  Financial  Institutions  Analysts & Consultants,  a
    Director                                            financial  institution  consultancy  in the San Francisco  area since 1992.  President  and CEO,  Pan  American  Savings  Bank,
                                                        from  1984 to  1991.  Director  of the  Company  and NBR  since
                                                        1995.

     Except as set forth above, no director was selected pursuant to any arrangement or understanding other than with the directors and officers of Redwood acting within their capacities as such. There are no family relationships between any of the directors and executive officers of Redwood. No director or officer of Redwood serves as a director of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934, as amended, or of any company registered as an investment company under the Investment Company Act of 1940.


     The Board of Directors recommends a vote FOR each of the nominees for director described above.

         PROPOSAL NO. 2: APPROVAL OF THE ADOPTION OF THE REDWOOD EMPIRE
                         BANCORP 2001 STOCK OPTION PLAN

     The Company's Board of Directors adopted, subject to shareholder approval, the Redwood Empire Bancorp 2001 Stock Option Plan (the "Plan") on March 20, 2001. The Plan will replace the Redwood Empire Bancorp Amended and Restated 1991 Stock Option Plan which terminates on April 22, 2001.

     The principal features of the Plan are summarized below. The summary is qualified in its entirety by the full text of the Plan, which is set forth as Appendix A to the Proxy Statement.

Purposes.
---------

     The purpose of the Plan is to promote the long-term success of the Company and the creation of shareholder value by offering "key employees" (which includes any employee, director, non-employee director, or consultant selected) an opportunity to acquire, or increase, proprietary interests in the success of the Company, to encourage such key employees to continue to provide services to the Company, and to attract individuals with outstanding qualifications to the Company by granting options to purchase shares of Common Stock.

Authorized Shares.
------------------

     The aggregate number of shares of Common Stock reserved for issuance under the Plan is 150,000 shares. No one person may receive options to purchase shares during any fiscal year covering in excess of 8,000 shares. In addition, at no time may an option be granted if the grant of such option would result in the number of unexercised and outstanding options exceeding 10% of the outstanding shares of Common Stock at the time of the grant. If options are forfeited or terminated for any reason before being exercised, then the shares underlying such options become available under the Plan. The closing price of the Common Stock, as reported by the NASDAQ National Market System, was $25.75 on April 2, 2001.

Eligibility.
------------

     The Plan provides for the grant of incentive stock options ("ISOs"), as described in Section 422(b) of the Internal Revenue Code of 1986, as amended, and nonstatutory stock options ("NSOs") to directors, employees, and consultants. Only common-law employees of the Company or its subsidiaries are eligible for the grant of ISOs.

Annual Grants to Non-Employee Directors.
----------------------------------------

     The Plan  provides  for  annual  grants to  non-employee  directors  of the
Company. Each eligible non-employee director automatically receives NSOs to purchase 1,000 shares as a result of his or her initial election or appointment as a director and upon the conclusion of each Annual Meeting following his or her initial election or appointment, each eligible non-employee director who continues to serve as a member of the Board will receive NSOs to purchase 1,000 shares. These NSOs will vest and become exercisable with respect to 25% of the shares on each anniversary of the date of the grant, provided that the individual is still serving as a director on the vesting date. With respect to all other grants, the Committee (as described below) will determine the number of options granted.

Administration.
---------------

     A committee appointed by the Board (the "Committee"), or the entire Board if no Committee is appointed or if the grant involves non-employee directors, will select key employees to receive options under the plan and will determine the type, number, vesting requirements and other terms and conditions of such options. All options granted to persons who are officers and directors under
Section 16 of the Securities Exchange Act of 1934, as amended, will be made by a Committee satisfying the requirements of Rule 16b-3 (or its successor) under the Exchange Act. The Committee is authorized to interpret the Plan and adopt such rules or guidelines as it deems appropriate. All determinations made by the Committee under the Plan are final and binding on all persons.

     The Plan also provides that each member of the Committee, or of the Board, will be indemnified and held harmless by the Company for any loss, cost, liability, or expense imposed upon or reasonably incurred in connection with any claim, action, suit, or proceeding to which he or she is involved by reason of any act or omission under the Plan or any stock option agreement.

Option Terms and Exercise.
--------------------------

     Options granted under the Plan are exercisable at such times and subject to such terms and conditions, not inconsistent with the Plan, as the Committee in each instance approves. The terms and conditions need not be the same for all participants. To the extent required by applicable law, the exercise price of an ISO will not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted. In the case of an NSO, the Committee may specify an exercise price that varies in accordance with a predetermined formula while such option is outstanding, except that the exercise price of all NSOs granted to non-employee directors will be 100% of the fair market value of a share of Common Stock on the date the option is granted. As determined by the Committee, payment of the exercise price upon exercise of an option may be made in any form consistent with applicable laws, regulations, and rules, including, without limitation, the tendering of already owned shares, cash, or the execution of a promissory note.

Transferability.
----------------

         Except as otherwise provided in the applicable stock option agreement and then only to the extent permitted by applicable law, no option shall be transferable by the option holder other than by will or by the laws of descent and distribution. No option or interest may be assigned, pledged, or hypothecated by the option holder during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment, or a similar process.

Adjustments.
------------

     The Plan provides that if there is any change in the Common Stock by reason of any stock dividend, subdivision of outstanding shares, dividend payable in a form other than shares in an amount that has a material effect on the price of shares, a combination or consolidation into a lesser number of shares, a recapitalization, reorganization, merger, liquidation, spin-off or a similar occurrence, the Committee may adjust (in order to prevent a dilution or enlargement of rights) the number of shares covered by each outstanding option, the exercise price under each outstanding option, the number of shares available for future option grants, the limitation on grants to an individual in any fiscal year, the limitation on the number of unexercised and outstanding options, and the number of options granted to non-employee directors.

Amendment/Termination of the Plan.
----------------------------------

     The Board may amend or terminate the Plan at any time and for any reason, except that shareholders approval is necessary (i) to increase or remove the provision limiting the number of unexercised and outstanding options or to increase the total amount of shares reserved for options under the Plan (outside of an adjustment by the Committee described above), or (ii) where such shareholder approval is required by applicable laws, regulations, or rules. The termination of the Plan, or any amendment thereof, shall not affect any option previously granted under the Plan. To the extent required by applicable law, the Plan will terminate ten years after adoption by the Board.

Change of Control.
------------------

     In the event that the Company is party to a merger or other reorganization, outstanding options may be assumed by the surviving corporation or its parent (if the Company does not survive), accelerated by the Committee, continued by the Company (if it survives), or cancelled with consideration.

     The Plan defines a change of control as one of the following events: (i) consummation of a merger or consolidation in which more than 50% of the combined voting power of the surviving entity's securities is owned by persons who were not shareholders of the Company immediately prior to such combination, (ii) disposition of all or substantially all of the Company's assets, (iii) any transaction in which any person, subject to certain exceptions, becomes the beneficial owner, directly or indirectly, of at least 51% of the total voting power of the Company's then outstanding securities, or (iv) complete liquidation or dissolution of the Company.

     All NSOs granted to non-employee directors will become fully exercisable in the event of a change of control.

Federal Income Tax Consequences.
--------------------------------

     Following is a summary of the U.S. federal income tax consequences associated with the grant and exercise of NSOs and ISOs and subsequent disposition of the shares obtained upon the exercise of NSOs and ISOs.

     Generally,  an option  holder  (i) will not be taxed  upon grant of an NSO,
(ii) will recognize ordinary income on exercise of an NSO equal to the excess of the fair market value of the Common Stock on the exercise date over the exercise price of the option, and (iii) will recognize short-term or long-term capital gain upon the subsequent sale or exchange of the shares obtained upon exercise of an NSO, depending on how long he or she holds the shares. The amount of capital gain recognized by the option holder will equal the difference between
(a) the exercise price of the option, plus any ordinary income attributed to the exercise of the option, and (b) the amount realized on sale or exchange of the shares. Generally, the Company will be entitled to an income tax deduction corresponding in time and amount to the ordinary income recognized by the option holder.

     Generally, an option holder (i) will not be taxed at the time an ISO is granted or exercised and (ii) will recognize long term capital gain or loss upon subsequent sale or exchange of the shares obtained upon exercise of an ISO, provided that the sale or exchange does not occur before the later of two years after the grant of the ISO or one year after the exercise of the ISO. Generally, the Company will not be entitled to a tax deduction on the grant or exercise of an ISO. If the holding period described in (ii) is not satisfied upon the subsequent sale or exchange of the shares, the option holder will recognize ordinary income to the extent of the lesser of the gain realized on a subsequent sale or exchange of the shares and the excess of the fair market value of the Common Stock on the exercise date over the exercise price, and the Company will be entitled to a corresponding income tax deduction. Under certain circumstances, the difference between the exercise price of an ISO and the market price of the stock on the date of exercise may be subject to the alternative minimum tax.

     The Board of Directors recommends a vote FOR approval of the adoption of the Redwood Empire Bancorp 2001 Stock Option Plan described above.

PROPOSAL NO. 3:  RATIFICATION OF INDEPENDENT AUDITORS

     Upon the recommendation of Redwood's Audit Committee, consisting of Richard
I. Colombini, Robert D. Cook, Margie L. Handley, Dana R. Johnson, and William B. Stevenson, Chairman, the Board of Directors appointed Crowe, Chizek and Company LLP (Crowe Chizek) as the Company's independent accountants to audit the consolidated financial statements of Redwood for the 2001 fiscal year.


     On September 25, 2000, the Company terminated the appointment of Deloitte & Touche LLP as the Company's principal accountants. The decision to change accountants was approved by the Audit Committee of the Company's Board of Directors.


     During the Company's two most recent fiscal years ended December 31, 1999 and any subsequent interim period through September 25, 2000, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreements in connection with their report.


     The audit report of Deloitte & Touche LLP on the Company's consolidated financial statements, as of and for the years ended December 31, 1999 and 1998, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.


     Crowe Chizek was engaged as the Company's auditors for the fiscal year ended December 31, 2000 and during the course of that fiscal year they were also engaged by the Company to provide certain tax and consulting services.


     The Board of Directors recommends a vote FOR Proposal No. 3, ratification of the appointment of Crowe Chizek as the Company's independent auditors for the succeeding year. If the appointment is not ratified, Redwood's Board of Directors will select other independent auditors. Representatives of Crowe Chizek will be present at the Annual Meeting to respond to appropriate questions from the shareholders and will be given the opportunity to make a statement should they desire to do so.


Audit Committee Report.
-----------------------


     Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate any proxy statement or future filings with the SEC, in whole or in part, the following report shall not be deemed incorporated by reference to such filing.


     The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. The Board of Directors, in its business judgment, has determined that all members of the Committee are "independent," as required by applicable listing standards of the Nasdaq National Market. The Committee operates pursuant to a Charter that was last amended and restated by the Board on June 13, 2000. As set forth in the Charter, management of the Company is responsible for the presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.


     In the performance of its oversight function, the Committee has considered and discussed the audited financial statements with management and the independent auditors. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect. As part of this review, the Committee has considered whether the provision of the non-audit services by the independent auditors to the Company is compatible with maintaining the auditor's independence and has discussed with the auditors the auditors' independence.


     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent."


     Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 to be filed with the Securities and Exchange Commission.


Audit Fees.
-----------


     The aggregate fees billed by Crowe Chizek for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $57,500.


All Other Fees.
---------------


     For the fiscal year ended December 31, 2000, Crowe Chisek did not perform professional services related to "Financial Information Systems Design and Implementation." The aggregate fees billed by Crowe Chizek for services rendered to the Company, other than the services described above under "Audit Fees" for the fiscal year ended December 31, 2000 were $93,722.


                        SUBMITTED BY THE AUDIT COMMITTEE
                       OF THE COMPANY'S BOARD OF DIRECTORS

                              Richard I. Colombini
                                 Robert D. Cook
                                Margie L. Handley
                                 Dana R. Johnson
                         William B. Stevenson, Chairman




                                OTHER INFORMATION


Performance Graph.
------------------


     Set forth below is a performance graph comparing the yearly cumulative total shareholder returns on Redwood's Common Stock with the yearly cumulative total shareholder return on stocks included in the S&P 500 composite index, and an index of western banking companies published by SNL Securities, L.C.


     The total cumulative return on investment for each of the periods indicated for Redwood, the peer group, and the S&P 500 is based on the stock price or composite index at the end of 1995.

                                    (GRAPH)



                                                                     Period Ending
Index                                      12/31/95    12/31/96    12/31/97     12/31/98    12/31/99    12/31/00

Redwood Empire Bancorp                       100.00      143.75      228.13       214.74      243.61      267.11
S&P 500                                      100.00      122.86      163.86       210.64      254.97      231.74
SNL Western Bank Index                       100.00      142.17      209.58       214.74      221.93      293.83


Committees and Meetings of the Board of Directors.
--------------------------------------------------


     The Board of Directors of Redwood held twelve regular meetings in 2000. All directors attended 80% or more of the aggregate number of Board meetings and committee meetings on which each director served.


     The  Board  of   Directors  of  Redwood  has  the   following   committees:
Compensation Committee, Audit Committee, and Executive/Nominating Committee.


     Compensation Committee. The present members of the Compensation Committee are Robert Cook, Patricia Selwyn, Co-Chairperson, and Gregory Smith, Co-Chairperson. The functions of the Compensation Committee are to recommend compensation for executive officers and directors and to monitor the compensation plan for the entire Company. The Compensation Committee met four times in 2000.


     Audit Committee. The present members of the Audit Committee are Richard I. Colombini, Robert D. Cook, Margie L. Handley, Dana R. Johnson, and William B. Stevenson, Chairman. The Audit Committee met twelve times during 2000.


     Executive Committee. The Executive Committee is comprised of Robert D. Cook, Dana R. Johnson, Patrick W. Kilkenny and Gregory J. Smith, Chairman. The Executive Committee, absent Mr. Kilkenny, met once in 2000 to discuss the Executive Bonus Plan.


     Nominating Committee. The Nominating Committee is comprised of Robert D. Cook, Dana R. Johnson, Patrick W. Kilkenny, and Gregory J. Smith, Chairman. The function of the Nominating Committee is to recommend candidates for nomination to the Board of Directors of Redwood. The Nominating Committee met once in 2000. The procedures for a shareholder who would like to make a nomination are set forth under the heading "Shareholder Proposals and Nominations" at the end of this Proxy Statement.


Compensation Committee Interlocks and Insider Participation.
------------------------------------------------------------


     The members of the Compensation Committee include Robert D. Cook, Patricia Selwyn, Co-Chairperson, and Gregory J. Smith, Co-Chairperson. The functions of the Compensation Committee are to recommend compensation for executive officers and directors and to monitor the compensation plan for the entire Company. The Compensation Committee met four times in 2000.


     The Compensation Committee interfaces with the Board of Directors of Redwood and NBR. The Committee reviews and makes recommendations regarding the salary and bonus of the Company's Chief Executive Officer to the Boards. In addition, the committee reviews recommendations from the Chief Executive Officer for salary levels of other senior staff members. Members of the Compensation Committee listed above are also members of the Board of Directors of NBR.


Board Compensation Committee Report on Executive Compensation.
--------------------------------------------------------------


     The Compensation Committee of Redwood's Board of Directors provides compensation recommendations for Redwood's executive officers subject to review by the full Board of Directors. Compensation decisions relating to the executive officers of Redwood's subsidiary, NBR, are made by NBR's Board of Directors and neither the Compensation Committee nor Redwood's Board of Directors participate in compensation awards to such individuals except to the extent of stock option awards made pursuant to Redwood's 1991 Stock Option Plan. Option awards are determined for the executive officers of Redwood and the executive officers and directors of NBR by Redwood's full Board of Directors. Individual directors of Redwood have their annual option grants fixed pursuant to the 1991 Stock Option Plan.


     Executive Compensation Policy. The goal of the Compensation Committee is to ensure that executive compensation is appropriate in order to retain key employees of Redwood and to motivate them to perform at a superior level for the benefit of shareholders. In order to achieve this goal, Redwood integrates annual base compensation with bonuses based on Redwood's performance and the performance and initiative of its individual executive officers. Redwood attempts to establish base salaries that are generally within the range of salaries paid to people holding comparably responsible positions, at other peer group financial institutions in California, taking into account the individual's past performance and potential contributions. Bonus compensation is based primarily on the performance of Redwood and specific individual performance. Measurement of Company performance is based primarily against the Company's goals and objectives and the performance of other peer group financial institutions. Stock options are occasionally granted to officers of Redwood and NBR on the basis of the recipient's potential for contribution to the Company's future growth and profitability.


     The Compensation Committee links executive compensation to corporate performance. This is intended to align executive compensation with Redwood's strategic goals and the interests of shareholders. As performance goals are met or exceeded, resulting in increased shareholder value, Redwood's executives are commensurably rewarded.


     Executive Base Salary. The Committee reviews Mr. Kilkenny's salary as President and Chief Executive Officer on an annual basis. Factors that are considered by the Committee include the annual performance review performed by the Company's Compensation Committee and peer group compensation surveys. Based on the Committee's review of these factors, Mr. Kilkenny's base salary is well within peer group levels.

     Bonus Compensation. The Committee has approved bonus compensation for its executive officers for the last three years. As part of the approval process in 2000, the Committee received a recommendation regarding executive bonus from the Executive Committee, absent Mr. Kilkenny. The purpose of the plan is to motivate each participant to perform in an outstanding manner and to encourage teamwork at the executive level. The maximum amount an executive may receive under the plan is determined at the discretion of the Committee and the Board of Directors. However, in the last three years such bonuses have not exceeded 40% of salary. In determining the amount of the bonus compensation, the Committee considers the performance factors of Return on Equity, Return on Assets, efficiency, and the level of non-performing assets.


     In addition, executive officers below the rank of executive officer may also receive incentive compensation based upon achieving certain milestones or at the discretion of the executive officers whenever their overall performance merits recognition.


                         COMPENSATION COMMITTEE MEMBERS

                             Robert D. Cook
                             Patricia Selwyn, Co-Chairperson
                             Gregory J. Smith, Co-Chairperson



Compensation of Directors.
--------------------------


     Employee Directors of Redwood and NBR do not receive additional compensation for their service on the Board of Directors. For all of 2000, non-employee directors of Redwood received a fee of $1,000 per Board meeting for attendance and participation (this fee was conditioned upon 80% annual attendance). Members of Board committees received $250 per committee meeting attended. Non-employee NBR directors received $1,000 per Board meeting for attendance and participation (this fee was also conditioned upon 80% annual attendance). Additionally, each non-employee NBR director received $250 per Board committee meeting attended.


     In his position as Chairman of Redwood, Mr. Smith received an additional $500 per month. Moreover, in 2000, the Company paid $31,000 for transportation and lodging costs of its directors in connection with their attendance at Board or committee meetings.

Executive Officers.
-------------------



The following table sets forth certain information regarding the named executive officers of the Company.


                                         Year First
                                         Appointed
                                        Executive      Position & Offices with Company and Principal Occupation or
            Name                Age       Officer                     Employment for Past Five Years

Patrick W. Kilkenny             54         1984       Chief  Executive  Officer,  President  and Director of Redwood
                                                      since  1995.  Chairman  of the Board of NBR from 1994 to March
                                                      1997; CEO and Director of NBR since 1984;  Director of Redwood from 1988 to 1993.  Director  and Chief  Executive  Officer of
                                                      Allied Bank, F.S.B. from 1996 to March 1997.

James E. Beckwith               43         1995       Appointed Chief  Operating  Officer of Redwood and NBR in July
                                                      1999.  Executive  Vice President and Chief  Financial  Officer
                                                      of NBR since March 1997.  Executive  Vice  President and Chief
                                                      Financial  Officer of Redwood since January 1997.  Senior Vice
                                                      President and Chief Financial  Officer of Redwood and NBR from
                                                      January  1995  to  March  1997.  Chief  Financial  Officer  of
                                                      Allied Bank, F.S.B. from January 1995 to October 1996.


     Each officer of the Company, subject to the restrictions contained in the Executive Salary Continuation Agreements and the Executive Severance Agreements described under the heading "Supplemental Benefit Plans," serves at the pleasure of the Board of Directors. There are no other understandings or arrangements between any of such officers and any other person pursuant to which they were or are to be selected as officers of Redwood.

Executive Compensation.
-----------------------


     The following table sets forth all cash and non-cash compensation (including bonuses and deferred compensation) paid or accrued to the named executive officers, as of December 31, 2000, for services rendered to the Company during the periods indicated below.


                           SUMMARY COMPENSATION TABLE

                                                                                           Long Term
                                                                                          Compensation
                                                  Annual Compensation                        Awards
                                 ------------------------------------------------------------------------

                                                                             Other
                                                                            Annual                             All
            Name and                                                    Compensation(1)    Number of         Other
       Principal Position           Year          Salary       Bonus                      Options (2)    Compensation(3)
------------------------------------------------------------------------------------------------------------------------

Patrick W. Kilkenny                 2000         $220,261      $70,000        $60,118              ---         $2,000
  Director, Chief Executive         1999          213,200       30,000         45,319              ---          2,000
  Officer, and President of         1998          214,518          ---         27,850            9,000          2,000
  Redwood and NBR

James E. Beckwith                   2000          188,422       40,000         18,380              ---          2,000
  Executive Vice President,         1999          161,665       25,000          9,071              ---          2,000
  Chief Financial Officer, and      1998          139,616       19,800          7,917            6,000          2,000
  Chief Operating Officer of
  Redwood and NBR


-------------------------------

(1) Includes auto allowances, personal use of company-owned automobiles, insurance, the value of options exercised during the year, and changes in the amounts vested under the Company's Salary Continuation Plan.

(2)  Includes stock options issued under Redwood's 1991 Stock Option Plan.

(3)  Includes matching contributions to 401(k) plans.

     The following table sets forth information concerning the aggregate value of all unexercised options held by each of the named executive officers as of December 31, 2000.



     Aggregated Option Exercises in 2000 and December 31, 2000 Option Values

         Name              Shares                             Number of                Value of Unexercised
     and Principal        Acquired        Value        Unexercised Options at        In-the-Money Options at
       Position          on Exercise  Realized (1)        December 31, 2000           December 31, 2000 (2)
-----------------------------------------------------------------------------------------------------------------
                                                     Exercisable    Unexercisable  Exercisable     Unexercisable

Patrick W. Kilkenny               ---         $ ---        61,619           4,500      $583,573          $52,187
  Director, Chief
  Executive Officer,
  and President of
  Redwood and NBR

James E. Beckwith                 ---           ---        23,000           3,000       178,047           39,141
  Executive Vice
  President, Chief
  Financial Officer,
  and Chief Operating
  Officer of Redwood
  and NBR

-------------------

(1) The value realized is the difference between (a) the average of the high and low prices of Redwood's Common Stock as reported by the NASDAQ National Market System on the date of exercise and (b) the exercise price of the option, multiplied by the number of shares exercised.


(2) All options were issued at the then-current market price on the grant date. Total value of unexercised options is based on the closing price of the Company's Common Stock as reported by the NASDAQ National Market System of $20.375 as of December 31, 2000 less the exercise price of the option, multiplied by the number of options outstanding.





Supplemental Benefit Plans.
---------------------------


     Redwood has adopted an Executive Salary Continuation Policy which acts as a supplemental benefit plan for senior management personnel. The Policy authorizes Redwood and its subsidiaries to enter into individual agreements with selected senior executive officers to provide them with certain benefits. The Policy calls for Redwood's Board of Directors to approve all individual agreements with executive officers and to conduct a biennial review of all scheduled benefits.

     As authorized under the Policy, the Company entered into an Executive Salary Continuation Agreement with Mr. Kilkenny. This agreement provides that upon retirement, at age 65, the executive will receive for a period of 15 years after the date of his retirement a specified annual retirement payment payable in equal monthly installments. The annual retirement benefit payment to which Mr. Kilkenny would be entitled upon retirement at age 65 is currently $130,823. In the event that the executive dies after his retirement, but before the end of the 15-year period, the Company will continue to make such payments to the executive's designated beneficiary. If the executive should die prior to his retirement, his designated beneficiary will receive for a period of 15 years a yearly benefit of $134,058 payable in equal monthly installments. The executive may take early retirement at age 55 (if by that time he has completed 15 years of service with the Company), but his annual retirement benefits would only be about 25% of the amount he would have received if he had retired at age 65. If he retires between ages 55 and 65, his retirement benefits vest incrementally pursuant to a specified schedule linked to his years of service. The agreement provides that if the executive retires or is terminated without cause before age 55, or before he has completed his 15 years of service, he will be entitled to receive a specified one-time payment. The amount of this payment increases each year based on a predetermined schedule. As of January 1, 2000, the amount of this one-time payment for Mr. Kilkenny would be $229,548.


     The agreement also provides that in the event of a "change of control," which is defined as any person or any Section 13(d) group acquiring 51% or more of Redwood's outstanding shares through a tender offer, merger, or otherwise, the executive, upon notice of such "change of control" from the Company, may elect to terminate his employment within 90 days of the notice and receive an amount equal to two times his annual base salary. In addition, if within two years after the change of control the executive's employment by the Company is terminated, or his salary or authority is materially reduced, the executive is entitled to receive an amount equal to two times his current annual base salary or his base salary at the time of the "change of control," whichever is greater. Any amounts paid to Mr. Kilkenny pursuant to the "change of control" provisions discussed above will be net of the one-time payment referred to in Mr. Kilkenny's Executive Salary Continuation Agreement.


     The Company and Mr. Kilkenny also executed a five year Executive Severance Agreement which generally provides that should Mr. Kilkenny be terminated for any reason other than failure or inability to perform his job duties, habitual neglect, or illegal conduct, he is entitled to two times his current annual base salary. Any amounts paid to Mr. Kilkenny pursuant to the "change of control" provisions discussed above are in lieu of the lump sum payment in the Executive Severance Agreement.

     The Company also entered into a Salary Continuation Agreement with Mr. Beckwith which provides that in the event of a "change of control," which is defined as any person or any Section 13(d) group acquiring 25% or more of Redwood's outstanding shares through a tender offer, merger, or otherwise, the executive, upon notice of such "change of control" from the Company, may elect to terminate his employment within 90 days of the notice and receive an amount equal to two times annual base salary. In addition, if within two years after the "change of control" the executive's employment by the Company is terminated, or his salary or authority is materially reduced, the executive is entitled to receive an amount equal to two times his current annual base salary or his base salary at the time of the "change of control," whichever is greater.


     The Company and Mr. Beckwith also executed a five year Executive Severance Agreement which generally provides that should Mr. Beckwith be terminated for any reason other than failure or inability to perform his job duties, habitual neglect, or illegal conduct, he is entitled to two times his current annual base salary. Any amounts paid to Mr. Beckwith pursuant to the change of "control provisions" discussed above are in lieu of the lump sum payment under the Executive Severance Agreement.


                    BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Redwood's directors, officers, and persons who beneficially own more than 10% of a registered class of Redwood's equity securities, to file reports of ownership on a Form 3 and changes of ownership on a Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC"). They are also required by SEC rules to furnish Redwood with copies of all Section 16(a) forms that they file.


     Based solely on its review of the copies of such forms received, or written representations from certain reporting persons that no Forms 5 were required to be filed by them, Redwood believes that during 2000 all Section 16(a) filing requirements applicable to its officers, directors, and ten percent shareholders were complied with.


                              CERTAIN TRANSACTIONS

     During the years ended December 31, 2000, 1999, and 1998, the Company's operating subsidiary, National Bank of the Redwoods, paid $15,091, $130,354, and $174,577 pursuant to various construction contracts in which Colombini Construction acted as a general contractor. Richard Colombini, who is a director of the Company, is also the President and majority owner of Colombini Construction. The amounts paid to Colombini Construction included subcontractor costs. The construction contracts involved leasehold improvements for one of NBR's branches and two operation centers. Substantially all of the contracts entered into with Colombini Construction were awarded based upon competitive bids.

     Some of the Company's directors, executive officers and their immediate families, as well as the companies with which they are associated, are customers of or have had banking transactions with Redwood's subsidiaries in the ordinary course of the Company's business, and the Company expects to have banking transactions with such persons in the future. In management's opinion, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and, in the opinion of management, did not involve more than a normal risk of collectability or present other unfavorable features. The Company has a strong policy regarding review of the adequacy and fairness to the Company of loans to its directors and officers. As of December 31, 2000, there were no balances outstanding under extensions of credit to directors and executive officers of the Company and the other companies with which such individuals are associated.


                      SHAREHOLDER PROPOSALS AND NOMINATIONS

     Section 3 of Article III of the Bylaws of Redwood sets forth the following procedures for shareholder nominations to the Board of Directors:

     Nominations for election of members of the Board may be made by the Board or by any holder of any outstanding class of capital stock of the Corporation entitled to vote for the election of Directors. Notice of intention to make any nominations (other than for persons named in the Notice of any meeting called for the election of Directors) are required to be made in writing and to be delivered or mailed to the President of the Corporation by the later of: (i) the close of business 21 days prior to any meeting of shareholders called for the election of Directors; or (ii) 10 days after the date of mailing of notice of the meeting to shareholders. Such notification must contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee;
     (c) the number of shares of capital stock of the Corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the Corporation owned by the notifying shareholder; (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee, or by the notifying shareholder and the identities and locations of any such institutions; and (g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt. The notification shall be signed by the nominating shareholder and by each nominee, and shall be accompanied by a written consent to be named as a nominee for election as a Director from each proposed nominee. Nominations not made in accordance with these procedures shall be disregarded by the Chairperson of the meeting, and upon his instructions, the Inspectors of Election shall disregard all votes cast for each such nominee. The foregoing requirements do not apply to the nomination of a person to replace a proposed nominee who has become unable to serve as a Director between the last day for giving notice in accordance with this paragraph and the date of election of Directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.


     The effect of the foregoing provision is that any shareholder wishing to nominate one or more candidates for election to the Board of Directors must mail or deliver to the President of Redwood written notice of an intention to make such a nomination no later than the close of business on April 24, 2001 or such nomination will not be considered at the Annual Meeting. To be effective, such notice must comply with all of the requirements of the Bylaw provision set forth above. Any notice mailed or delivered to Redwood's President after April 24, 2001, or which is not made in accordance with the procedures specified in the foregoing Bylaw provision, will be disregarded by the Chairman of the Annual Meeting and, upon his instructions, the Inspector of Elections for the Annual Meeting will disregard all votes cast for each such nominee. The Chairman of the Annual Meeting will decide whether a notice has been properly given and whether any nomination should be recognized and his or her determination shall be final.


Shareholder Proposals for the 2002 Annual Meeting.
--------------------------------------------------


     Shareholders who expect to present a proposal at the 2002 Annual Meeting of Shareholders for publication in the Company's Proxy Statement and action on the proxy form or otherwise for such meeting must submit their proposal by December 15, 2001. The proposal must be mailed to the Corporate Secretary of the Company at 111 Santa Rosa Avenue, Santa Rosa, CA 95404-4905. If Redwood fails to receive notice of the proposal by such date, Redwood will not be required to provide any information about the nature of the proposal in its proxy material and the proposal will not be submitted to the shareholders for approval at Redwood's 2002 Annual Meeting.


                                  OTHER MATTERS


     The Board of Directors does not know of any other business to be presented for action at the Annual Meeting other than that set forth in the Notice of Annual Meeting of Shareholders. However, if other business properly comes before the meeting, the persons named in the accompanying form of proxy intend to vote on such matters in accordance with their best judgment.


                                                Marta J. Idica
                                                Corporate Secretary


Dated:  April 13, 2001


The Annual Report to Shareholders for the fiscal year ended December 31, 2000 is being mailed concurrently with this Proxy Statement to all shareholders of record as of April 10, 2001.

     A COPY OF REDWOOD'S MOST RECENT ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K WILL BE PROVIDED TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO: CORPORATE SECRETARY, REDWOOD EMPIRE BANCORP, 111 SANTA ROSA AVENUE, SANTA ROSA, CALIFORNIA 95404-4905.

                                                                  APPENDIX A












                             REDWOOD EMPIRE BANCORP

                             2001 STOCK OPTION PLAN

                          EFFECTIVE AS OF MAY 15, 2001



                                TABLE OF CONTENTS

                                                                                                            Page


SECTION 1.                 INTRODUCTION.......................................................................1


SECTION 2.                 DEFINITIONS........................................................................1

                  (a)      "Affiliate"........................................................................1

                  (b)      "Board"............................................................................1

                  (c)      "Change In Control"................................................................1

                  (d)      "Code".............................................................................2

                  (e)      "Committee"........................................................................2

                  (f)      "Common Stock".....................................................................2

                  (g)      "Company"..........................................................................2

                  (h)      "Consultant".......................................................................2

                  (i)      "Director".........................................................................2

                  (j)      "Disability".......................................................................2

                  (k)      "Employee".........................................................................2

                  (l)      "Exchange Act".....................................................................3

                  (m)      "Exercise Price"...................................................................3

                  (n)      "Fair Market Value"................................................................3

                  (o)      "Grant"............................................................................3

                  (p)      "Incentive Stock Option" or "ISO"..................................................3

                  (q)      "Key Employee".....................................................................3

                  (r)      "Non-Employee Director"............................................................3

                  (s)      "Nonstatutory Stock Option" or "NSO"...............................................3

                  (t)      "Option"...........................................................................4

                  (u)      "Optionee".........................................................................4

                  (v)      "Parent"...........................................................................4

                  (w)      "Participant"......................................................................4

                  (x)      "Plan".............................................................................4

                  (y)      "Securities Act"...................................................................4

                  (z)      "Service"..........................................................................4

                  (aa)     "Share"............................................................................4


                  (bb)     "Stock Option Agreement"...........................................................4

                  (cc)     "Subsidiary".......................................................................4

                  (dd)     "10-Percent Shareholder"...........................................................4


SECTION 3.                 ADMINISTRATION.....................................................................4

                  (a)      Committee Composition..............................................................4

                  (b)      Authority of the Committee.........................................................5

                  (c)      Indemnification....................................................................5


SECTION 4.                 ELIGIBILITY........................................................................6

                  (a)      General Rules......................................................................6

                  (b)      Incentive Stock Options............................................................6

                  (c)      Non-Employee Director Options......................................................6


SECTION 5.                 SHARES SUBJECT TO PLAN.............................................................7

                  (a)      Basic Limitation...................................................................7

                  (b)      Additional Shares..................................................................7

                  (c)      Dividend Equivalents...............................................................7

                  (d)      Limits on Options..................................................................7

                  (e)      Limit on Aggregate Grants of Options...............................................7


SECTION 6.                 TERMS AND CONDITIONS OF OPTIONS....................................................7

                  (a)      Stock Option Agreement.............................................................7

                  (b)      Number of Shares...................................................................8

                  (c)      Exercise Price.....................................................................8

                  (d)      Exercisability and Term............................................................8

                  (e)      Modifications or Assumption of Options.............................................8

                  (f)      Transferability of Options.........................................................8

                  (g)      No Rights as Stockholder...........................................................9

                  (h)      Restrictions on Transfer...........................................................9



SECTION 7.                 PAYMENT FOR OPTION SHARES..........................................................9

                  (a)      General Rule.......................................................................9

                  (b)      Surrender of Stock.................................................................9

                  (c)      Promissory Note....................................................................9

                  (d)      Other Forms of Payment.............................................................9


SECTION 8.                 PROTECTION AGAINST DILUTION........................................................9

                  (a)      Adjustments........................................................................9

                  (b)      Participant Rights.................................................................10


SECTION 9.                 EFFECT OF A CHANGE IN CONTROL......................................................10

                  (a)      Merger or Reorganization...........................................................10

                  (b)      Acceleration.......................................................................10


SECTION 10.                LIMITATIONS ON RIGHTS..............................................................10

                  (a)      Retention Rights...................................................................10

                  (b)      Stockholders' Rights...............................................................10

                  (c)      Regulatory Requirements............................................................11



SECTION 11.                WITHHOLDING TAXES..................................................................11

                  (a)      General............................................................................11

                  (b)      Share Withholding..................................................................11


SECTION 12.                DURATION AND AMENDMENTS............................................................11

                  (a)      Term of the Plan...................................................................11

                  (b)      Right to Amend or Terminate the Plan...............................................11


SECTION 13.                EXECUTION..........................................................................12


                             REDWOOD EMPIRE BANCORP

                             2001 STOCK OPTION PLAN

                          EFFECTIVE AS OF MAY 15, 2001


SECTION 1.      INTRODUCTION.

     The Company's Board of Directors adopted the Redwood Empire Bancorp 2001 Stock Option Plan on March 20, 2001 (the "Adoption Date"). The Plan is effective as of May 15, 2001.

     The purpose of the Plan is to promote the long-term success of the Company and the creation of shareholder value by offering Key Employees (which includes any employee, director, non-employee director, or consultant selected) an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest; to encourage such selected persons to continue to provide services to the Company, and to attract to the Company new individuals with outstanding qualifications.

     The Plan seeks to achieve this purpose by providing for the grant of Options (which may constitute Incentive Stock Options or Nonstatutory Stock Options).

     The Plan shall be governed by, and construed in accordance with, the laws of the State of California (except its choice-of-law provisions). Capitalized terms shall have the meaning provided in Section 2 unless otherwise provided in this Plan or the applicable Stock Option Agreement.

SECTION 2.      DEFINITIONS.

     (a) "Affiliate" means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity. For purposes of determining an individual's "Service," this definition shall include any entity other than a Subsidiary, if the Company, a Parent and/or one or more Subsidiaries own not less than 50% of such entity.

     (b) "Board" means the Board of Directors of the Company, as constituted from time to time.

     (c) "Change In Control" except as may otherwise be provided in a Stock Option Agreement or applicable employment agreement, means the occurrence of any of the following:

          (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

          (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets;

          (iii)Any transaction as a result of which any person becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
               Act), directly or indirectly, of securities of the Company representing at least 51% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this Paragraph (iii), the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude:

               (1) A trustee or other fiduciary holding securities under an employee benefit plan of the Company or a subsidiary of the Company;

               (2)  A   corporation   owned   directly  or   indirectly  by  the
                    stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company; and

               (3)  The Company; or

          (iv) A complete liquidation or dissolution of the Company.

     (d) "Code" means the Internal Revenue Code of 1986, as amended.

     (e) "Committee" means a committee consisting of one or more members of the Board that is appointed by the Board (as described in Section 3) to administer the Plan.

     (f) "Common Stock" means the Company's common stock.

     (g) "Company" means Redwood Empire Bancorp, a California corporation.

     (h) "Consultant" means an individual who performs bona fide services to the Company, a Parent, a Subsidiary or an Affiliate other than as an Employee, Director or a Non-Employee Director.

     (i) "Director" means a member of the Board who is also an Employee.

     (j) "Disability" means that the Key Employee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

     (k) "Employee" means any individual who is a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

     (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (m) "Exercise Price" means, in the case of an Option, the amount for which a Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.

     (n) "Fair Market Value" means the market price of Shares, determined by the Committee as follows:

          (i) If the Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the last trading price reported by the applicable composite transactions report for the previous trading day;

          (ii) If the Shares were traded over-the-counter on the date in question and were classified as a national market issue, then the Fair Market Value shall be equal to the last trading price quoted by the NASDAQ system for the previous trading day;

          (iii)If the Shares were traded over-the-counter on the date in question but were not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the NASDAQ system for the previous trading day; and

          (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

     Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Western Edition of The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

     (o) "Grant" means any grant of an Option under the Plan.

     (p) "Incentive Stock Option" or "ISO" means an incentive stock option described in Code section 422(b).

     (q) "Key Employee" means an Employee, Director, Non-Employee Director or Consultant who has been selected by the Committee to receive an Option under the Plan.

     (r) "Non-Employee Director" means a member of the Board who is not an Employee.

     (s) "Nonstatutory Stock Option" or "NSO" means a stock option that is not an ISO.

     (t) "Option" means an ISO or NSO granted under the Plan entitling the Optionee to purchase Shares.

     (u) "Optionee" means an individual, estate or other entity that holds an Option.

     (v) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

     (w) "Participant" means an individual or estate or other entity that holds an Option.

     (x) "Plan" means this Redwood Empire Bancorp 2001 Stock Option Plan, as it may be amended from time to time.

     (y) "Securities Act" means the Securities Act of 1933, as amended.

     (z) "Service" means service as an Employee, Director, Non-Employee Director or Consultant.

     (aa) "Share" means one share of Common Stock.

     (bb) "Stock Option Agreement" means the agreement described in Section 6 evidencing each Grant of an Option.

     (cc) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

     (dd) "10-Percent Shareholder" means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of section 424(d) of the Code shall be applied.

SECTION 3.      ADMINISTRATION.

     (a) Committee Composition. A Committee appointed by the Board shall administer the Plan. The Board shall designate one of the members of the Committee as chairperson. If no Committee has been approved, the entire Board shall constitute the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

     With respect to officers or directors subject to Section 16 of the Exchange Act, the Committee shall consist of those individuals who shall satisfy the requirements of Rule 16b-3 (or its successor) under the Exchange Act with respect to Options granted to persons who are officers or directors of the Company under Section 16 of the Exchange Act. Notwithstanding the previous sentence, failure of the Committee to satisfy the requirements of Rule 16b-3 shall not invalidate any Options granted by such Committee.

     The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not qualify under Rule 16b-3, who may administer the Plan with respect to Key Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Options under the Plan to such Key Employees and may determine all terms of such Options.

     Notwithstanding the foregoing, the Board shall constitute the Committee and
     shall   administer  the  Plan  with  respect  to  all  Options  granted  to
     Non-Employee Directors.

     (b) Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. Such actions shall include:

          (i) selecting Key Employees who are to receive Options under the Plan;

          (ii) determining the type, number, vesting requirements and other features and conditions of such Options;

          (iii)interpreting the Plan; and

          (iv) making all other decisions relating to the operation of the Plan.

     The Committee may adopt such rules or guidelines, as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

     (c) Indemnification. Each member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Stock Option Agreement, and (ii) from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

SECTION 4.      ELIGIBILITY.

     (a) General Rules. Only Employees, Directors, Non-Employee Directors and Consultants shall be eligible for designation as Key Employees by the Committee.

     (b) Incentive Stock Options. Only Key Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, a Key Employee who is a 10-Percent Shareholder shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(5) of the Code are satisfied.

     (c) Non-Employee Director Options. Non-Employee Directors shall be eligible to receive Options as described in this Section 4(c) from and after the date the Board has determined to implement this provision.

          (i) Each eligible Non-Employee Director shall automatically be granted an NSO to purchase 1,000 Shares (subject to adjustment under Section 10) as a result of his or her initial election or appointment as a Non-Employee Director. Upon the conclusion of each regular annual meeting of the Company's stockholders following his or her initial election or appointment, each eligible Non-Employee Director who will continue serving as a member of the Board thereafter shall receive an NSO to purchase 1,000 Shares (subject to adjustment under Section 10). All NSOs granted pursuant to this Section 4(c) shall vest and become exercisable with respect to 25% of the Shares on each anniversary of the date of Grant, provided the individual is serving as a director of the Company as of each such vesting date.

          (ii) All NSOs granted to Non-Employee Director under this Section 4(c) shall become exercisable in full in the event of a Change in Control with respect to the Company.

          (iii)The Exercise Price under all NSOs granted to a Non-Employee Director under this Section 4(c) shall be equal to one hundred percent (100%) of the Fair Market Value of a Share of Common Stock on the date of grant, payable in one of the forms described in Section 7.

          (iv) All NSOs granted to a Non-Employee Director under this Section 4(c) shall terminate on the earliest of:

               (1)  The 10th anniversary of the date of grant;

               (2)  The  first  anniversary  of  such  Non-Employee   Director's
                    Service due to death or Disability;

               (3) The date of the termination of such Non-Employee Director's Service for Cause; or

               (4) The date ninety (90) days after the termination of such Non-Employee Director's Service for any reason other than Cause, Death or Disability.

SECTION 5.      SHARES SUBJECT TO PLAN.

     (a) Basic Limitation. The stock issuable under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares reserved for Options under the Plan shall not exceed 150,000.

     (b) Additional Shares. If Options are forfeited or terminate for any other reason before being exercised, then the Shares underlying such Options shall again become available for Options under the Plan.

     (c) Dividend Equivalents. Any dividend equivalents distributed under the Plan shall not be applied against the number of Shares available for Options.

     (d) Limits on Options . No Key Employee shall receive Options to purchase Shares during any fiscal year covering in excess of 8,000 Shares.

     (e) Limit on Aggregate Grants of Options. At no time may an Option be granted if the Grant of such Option would result in the number of unexercised and outstanding options (under this Plan and all other plans or arrangements of the Company) exceeding 10% of the outstanding Shares of the Company at the time of the Grant. If a Grant of Options pursuant to Section 4(c) would result in the violation of the limit in this Section 5(e), each Option to be granted shall be reduced pro rata so as not to cause a violation of such limit. Subsequent Grants pursuant to Section 4(c) may only occur at such time as the limit in this Section 5(e) would not be violated.

SECTION 6.      TERMS AND CONDITIONS OF OPTIONS.

     (a) Stock Option Agreement. Each Grant under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. The Stock Option Agreement shall also specify whether the Option is an ISO or an NSO.

     (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9.

     (c) Exercise Price. An Option's Exercise Price shall be established by the Committee and set forth in a Stock Option Agreement. To the extent required by applicable law the Exercise Price of an ISO shall not be less than 100% of the Fair Market Value (110% for 10-Percent Shareholders) of a Share on the date of Grant. In the case of an NSO, a Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding.

     (d) Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed ten (10) years from the date of Grant. An ISO that is granted to a 10-Percent Shareholder shall have a maximum term of five (5) years. No Option can be exercised after the expiration date provided in the applicable Stock Option
     Agreement.   A  Stock  Option   Agreement   may  provide  for   accelerated
     exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. A Stock Option Agreement may permit an Optionee to exercise an Option before it is vested, subject to the Company's right of repurchase over any Shares acquired under the unvested portion of the Option (an "early exercise"), which right of repurchase shall lapse at the same rate the Option would have vested had there been no early exercise. In no event shall the Company be required to issue fractional Shares upon the exercise of an Option.

     (e) Modifications or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

     (f) Transferability of Options. Except as otherwise provided in the applicable Stock Option Agreement and then only to the extent permitted by applicable law, no Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution. Except as otherwise provided in the applicable Stock Option Agreement, an Option may be exercised during the lifetime of the Optionee only or by the guardian or legal representative of the Optionee. No Option or interest therein may be assigned, pledged or hypothecated by the Optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

     (g) No Rights as Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Common Stock covered by an Option until such person becomes entitled to receive such Common Stock by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

     (h) Restrictions on Transfer. Any Shares issued upon exercise of an Option shall be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall apply in addition to any restrictions that may apply to holders of Shares generally and shall also comply to the extent necessary with applicable law.

SECTION 7.      PAYMENT FOR OPTION SHARES.

     (a) General Rule. The entire Exercise Price of Shares issued upon exercise of Options shall be payable in cash at the time when such Shares are purchased, except as follows:

          (i) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Section 7.

          (ii) In the case of an NSO granted under the Plan, the Committee may in its discretion, at any time accept payment in any form(s) described in this Section 7.

     (b) Surrender of Stock. To the extent that this Section 7(b) is applicable, payment for all or any part of the Exercise Price may be made with Shares which have already been owned by the Optionee for such duration as shall be specified by the Committee. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

     (c) Promissory Note. To the extent that this Section 7(c) is applicable, payment for all or any part of the Exercise Price may be made with a full-recourse promissory note.

     (d) Other Forms of Payment. To the extent that this Section 7(d) is applicable, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

SECTION 8.      PROTECTION AGAINST DILUTION.

     (a) Adjustments. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, reorganization, merger, liquidation, spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its reasonable discretion, deems appropriate in order to prevent the dilution or enlargement of rights hereunder in one or more of:

          (i) the number of Shares available for future Options, the size of per person Grants under Section 4(c) and the Share limits under Sections 5(d) and 5(e);

          (ii) the number of Shares covered by each outstanding Option; or


          (iii)the Exercise Price under each outstanding Option.

     (b) Participant Rights. Except as provided in this Section 8, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

SECTION 9.      EFFECT OF A CHANGE IN CONTROL.

     (a) Merger or Reorganization. In the event that the Company is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Options by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting or for their cancellation with consideration.

     (b) Acceleration. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become fully vested as to all Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

SECTION 10.     LIMITATIONS ON RIGHTS.

     (a) Retention Rights. Neither the Plan nor any Option granted under the Plan shall be deemed to give any individual a right to remain an employee, consultant or director of the Company, a Parent, a Subsidiary or an Affiliate. The Company and its Parents and Subsidiaries and Affiliates reserve the right to terminate the Service of any person at any time, and for any reason, subject to applicable laws, the Company's Certificate of Incorporation and Bylaws and a written employment agreement (if any).

     (b) Stockholders' Rights. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Shares covered by his or her Option prior to the issuance of a stock certificate for such Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in
     Section 8.

     (c) Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Shares pursuant to any Option prior to the satisfaction of all legal requirements relating to the issuance of such Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

SECTION 11.     WITHHOLDING TAXES.

     (a) General. A Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with his or her Option. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

     (b) Share Withholding. If a public market for the Company's Shares exists, the Committee may permit a Participant to satisfy all or part of his or her minimum withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including, but not limited to, any restrictions required by rules of the Securities and Exchange Commission.

SECTION 12.     DURATION AND AMENDMENTS.

     (a) Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its approval of the Company's stockholders. To the extent required by applicable law, the Plan shall terminate on the date that is 10 years after its original adoption by the Board and may be terminated on any earlier date pursuant to Section 12(b).

     (b) Right to Amend or Terminate the Plan. The Board may amend or terminate the Plan at any time and for any reason; provided, however, that without the approval of the Company's stockholders, no amendment of the Plan shall be effective (i) that increases the basic limitation of Section 5(a), (ii) that increases or removes the percentage limit on Grants of Options found in Section 5(e), or (iii) with respect to which such approval is required by applicable laws, regulations or rules.

SECTION 13.     EXECUTION.

     To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute this Plan on behalf of the Company.



                             REDWOOD EMPIRE BANCORP


                             By
                               ------------------------------------------------

                             Title
                                   --------------------------------------------

                                                                     Appendix B

                             REDWOOD EMPIRE BANCORP

                             AUDIT CHARTER / POLICY
--------------------------------------------------------------------------------



Date of Origination:  11/21/95
Date of Last Review:  4/18/00
Reviewed by:  Audit Committee
Date Approved by Board of Directors:  6/13/00
--------------------------------------------------------------------------------


This Charter/Policy establishes a Consolidated Audit Committee (Committee) as an extension of each Board of Directors to assist in fulfilling the statutory and fiduciary responsibilities of each subsidiary and Holding Company Board. The Committee is a designated standing committee for each Board. The Redwood Empire Bancorp Committee consists of a minimum of three independent Directors. They will meet not less than on a quarterly basis and call special meetings, as required. The Committee will meet during the week of the Redwood Empire Bancorp regular meeting, subject to adjustment by the Chairman.

The Committee shall have unrestricted access to Company personnel, property and records and be given the resources necessary to discharge its responsibilities. The Committee is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibility. The internal and external auditors for the Company and its subsidiaries shall report directly to the Chairman of the Committee with all written communications copied to committee members.

o    The activities of the Committee shall be as follows:

1) Review and re-assess the adequacy of this Audit Charter/Policy annually and recommend any proposed changes to the Board for approval.

2) Internal: Review, monitor, investigate and inspect financial reporting, internal operating controls, special or significant matters and, in association with the Risk Management Committee, risk assessment as it applies to the Board Policies.

3) External: utilize that same methodology to provide oversight of regulatory compliance, oversee the external auditing process, and maintain an ongoing effort to expand knowledge of internal operations.

4) Insurance: review the Company and Subsidiaries' insurance policies and practices to ensure that adequate insurance coverage is in place.

The major areas of responsibility for the Committee include the following:

o Review the reliability and integrity of financial and operating information and the means to identify, measure, classify and report such information.

o Provide oversight of the external and internal audit process, reviewing the significant reports to the Audit Committee and to management prepared by the internal auditing department, and management's responses.

o Oversee the monitoring of internal operating controls to reasonably minimize risks and evaluate results of operations.

o    Investigate special or significant matters.

o Provide oversight so that quarterly status reports are provided at Company and subsidiary Board of Directors' meetings. Review with management and the independent auditor the Company's quarterly financial statements prior to the release of quarterly earnings.

o After meeting with the independent auditors at appropriate times to review among other things, the results of the audit, the Company's financial statement and any certification, report or opinion that the auditors propose to enter in connection with such statements, meet with management to discuss any major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect Company's financial statement.

o Recommend to the Board of Directors the retention or replacement of the independent auditors, and if necessary provide a written summary of the basis for the recommendations, considering the independence and effectiveness of the independent accountants. The Board of Directors, with the assistance of the Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors.

o Require the Internal Auditor to report in writing at least annually on the scope of reviews of corporate governance and any significant findings. Major responsibilities of the Board and principle policies will be included. Any significant changes in the operations of the Company or its subsidiaries may require more frequent review.

o Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgements made in connection with the preparation of the Company's financial statements.

o Review the letter of management representations given to the independent public accountants and inquire whether any difficulties were encountered in obtaining the letter.

o Ensure the receipt from the independent auditors annually of a formal written statement delineating all relationships between the independent auditor and the Company, addressing each non-audit service provided to the Company and the matters set forth in Independence Standards Board No. 1 (it being understood that the independent auditors are responsible for the accuracy and completeness of this statement) and discuss with the independent auditors any disclosed relationship or services that may impair the objectivity and independence of the independent auditors in order to recommend that the Board of Directors take appropriate action, as necessary, in response to such relationships in order to satisfy itself of the accountant's independence.

o If applicable, consider whether the independent auditors' provision of (a) information technology consulting services relating to financial information systems design and implementation and (b) other non-audit services to the Company is compatible with maintaining the independence of the independent auditors.

o Review the management letter from the independent auditors with management and Board of Directors.

o Assure that the assets of the Company and each subsidiary are adequately safeguarded in coordination with other Board committees.

Procedural items and objectives to complete the Committee's responsibilities are supplemental to this Charter/Policy and are to be reasonably met without unnecessary or inappropriate intervention with the prerogatives of management. A systematic auditing program will be the principal auditing tool. The President and CEO of the Company and of each subsidiary will have primary responsibility for correcting deficiencies.

                             REDWOOD EMPIRE BANCORP
                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 15, 2001


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


     The undersigned appoint(s) Gregory J. Smith and William B. Stevenson, and each of them, as proxies for the undersigned, with full power of substitution and revocation, to represent and to vote, as designated below, all shares of Common Stock of Redwood Empire Bancorp (the "Company") that the undersigned would be entitled to vote, if personally present at the Annual Meeting of Shareholders of the Company to be held in the Nagasawa Room of the Sonoma County Hilton, 3555 Round Barn Boulevard, Santa Rosa, California, at 4:00 P.M. on May 15, 2001, upon the following items as set forth in the Notice of Annual Meeting and Proxy Statement and according to their discretion upon all other matters that may be properly presented for action at the Annual Meeting or at any adjournment thereof. The undersigned may revoke this proxy at any time prior to its exercise.


     The Board of Directors of the Company recommends a vote FOR each of the Proposals listed on this card.

This proxy, when properly executed and returned to the Company, will be voted in the manner directed on this card. In the event that no such direction is given hereon and this proxy is not subsequently revoked or superseded, the proxy holders named above intend to vote FOR the election of each of the nominees for director listed below and FOR each of the other Proposals listed below.


     1. Proposal to elect the following nominees to serve as directors, each to hold office until the 2002 Annual Meeting of Shareholders or until his successor has been duly elected and qualified:

Nominees: Robert D. Cook, Dana R. Johnson, Patrick W. Kilkenny, Gregory J. Smith, and William B. Stevenson.

IF ANY SHAREHOLDER GIVES PROPER NOTICE AT THE ANNUAL MEETING OF HIS INTENTION TO CUMULATE HIS VOTES IN THE ELECTION OF DIRECTORS, THE PROXY HOLDERS WILL HAVE THE FULL DISCRETION AND AUTHORITY TO VOTE CUMULATIVELY AND TO ALLOCATE VOTES AMONG ANY OR ALL OF THE NOMINEES OF THE BOARD OF DIRECTORS IN SUCH ORDER AS THEY MAY DETERMINE UNLESS THE SHAREHOLDER HAS OTHERWISE INDICATED BY MARKING ONE OF THE BOXES BELOW. SEE THE "VOTING SECURITIES" SECTION OF THE PROXY STATEMENT FOR MORE INFORMATION.

              ___  FOR ALL NOMINEES     ___  WITHHOLD FROM ALL NOMINEES

              ___ FOR, except vote WITHHELD from those nominees whose names have been struck out of the foregoing list.

(Instruction: To withhold authority to vote for any individual nominee, strike a line through his name listed above.)

                (Continued and to be signed on the reverse side)

(Continued from other side)


     2. Approval of the adoption of the Redwood Empire Bancorp 2001 Stock Option Plan.


                         ___ FOR ___ AGAINST ___ ABSTAIN



     3. Proposal to ratify the appointment of Crowe Chizek as independent auditors to audit Redwood's financial statements for the fiscal year ended December 31, 2001.


                         ___ FOR ___ AGAINST ___ ABSTAIN


                    Please sign exactly as your name(s) appear(s). When signing as attorney, executor, administrator, trustee, officer, partner, or guardian, please give full title. If more than one trustee, all should sign. WHETHER OR NOT YOU INTEND TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.



                    SHAREHOLDER(S)

                    ------------------------------------------
                    (Signature)

                    ------------------------------------------
                    (Signature)

                    DATE: _________________, 2001

         I/we ___ do ___ do not expect to attend this meeting.


     To assure a quorum, you are urged to date, complete, and sign this proxy and mail it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States.